SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement.

[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[_]  Definitive Additional Materials.

[_]  Soliciting Material Pursuant to sec. 240.14a-12.

                          CASTLE CONVERTIBLE FUND, INC.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                                               November 15, 2006

Dear Shareholder:

      The 2006 Annual Meeting of Shareholders of Castle  Convertible  Fund, Inc.
(the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on December 21, 2006, at 1:00 p.m. (Eastern time), to vote on the following proposals:

      1.    To elect six Directors for the ensuing year;

      2. To approve an Investment Advisory Agreement between the Fund and Fred Alger Management, Inc.; and

      3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

      Your vote is extremely important, no matter how large or small your Fund holdings.

      TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

      o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

      o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

      o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

      o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

      Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services the Fund's proxy solicitor, at 1-866-904-8740.

                                               Sincerely,

                                               Daniel C. Chung
                                               President

                               TABLE OF CONTENTS

                                                                            PAGE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS .................................     1

PROXY STATEMENT ..........................................................     2
      Vote Required and Manner of Voting Proxies .........................     3

PROPOSAL 1: TO ELECT SIX DIRECTORS .......................................     4
      Nominees and Executive Officers ....................................     4
      Compensation .......................................................     8
      Equity Securities Owned by the Nominees ............................     8
      Attendance of Directors at Annual Meeting; Board Meetings ..........     9
      Section 16(a) Beneficial Ownership Reporting Compliance ............     9
      Standing Committees of the Board ...................................     9
      Certain Legal Proceedings ..........................................    11
      Shareholder Approval ...............................................    11

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT ...............    11
      Background Information .............................................    12
      The New Investment Advisory Agreement ..............................    13
      Board Considerations ...............................................    15
      Additional Information About Alger Management ......................    19
      Shareholder Approval ...............................................    19

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...............    19

ADDITIONAL INFORMATION ...................................................    21
      5% Share Ownership .................................................    21
      Submission of Shareholder Proposals ................................    21
      Annual Reports .....................................................    21
      Shareholder Communications .........................................    22
      Expense of Proxy Solicitation ......................................    22
      Voting Results .....................................................    23
      Fiscal Year ........................................................    23
      General ............................................................    23

APPENDIX A: AUDIT COMMITTEE CHARTER ......................................   A-1

APPENDIX B: NOMINATING COMMITTEE CHARTER .................................   B-1

APPENDIX C: LEGAL PROCEEDINGS ............................................   C-1

APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT ............................   D-1

APPENDIX E: REPORT OF THE AUDIT COMMITTEE ................................   E-1

                      (This page intentionally left blank.)

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 21, 2006

      The 2006 Annual Meeting of Shareholders (the "Meeting") of Castle Convertible Fund, Inc. (the "Fund"), a Delaware corporation, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on December 21, 2006, for the following purposes:

      1.    To elect six Directors for the ensuing year;

      2. To approve an Investment Advisory Agreement between the Fund and Fred Alger Management, Inc.; and

      3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

      Shareholders of record on October 27, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

                                         By Order of the Board of Directors,

                                         Hal Liebes
                                         Secretary

November 15, 2006
New York, New York

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 2006

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Castle Convertible Fund, Inc. (the "Fund"), a Delaware corporation, of proxies to be voted at the annual meeting of shareholders of the Fund (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on December 21, 2006, at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. The Fund is a closed-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

      This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 15, 2006. Shareholders of record at the close of business on October 27, 2006 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, the Fund had 2,236,000 shares of common stock outstanding and has net assets of $63,623,091. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

      Please complete, sign, date and return the proxy card you receive, or please vote by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

      A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote, is required to take action with respect to each proposal at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the Inspectors of Election appointed for the Meeting. The Inspectors of Election will determine whether or not a quorum is present at the Meeting. The Inspectors of Election will treat abstentions and "broker non-votes" (I.E., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

      If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposal 2.

      Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The New York Stock Exchange (the "NYSE") may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to Proposal 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

      If you beneficially own shares that are held in "street name" through a broker-dealer, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your shares to be voted.

      Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Fund voted at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "1940 Act Majority Vote" of the outstanding voting securities of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

      Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes effectively result in a vote "AGAINST" Proposal 2. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                       PROPOSAL 1: TO ELECT SIX DIRECTORS

      The purpose of this proposal is to elect six Directors of the Fund to assume office upon their acceptance of their elections and commencement of service as Directors. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and, collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Fund's Board is composed of a single class of Directors. All shareholders will vote for all the Nominees. The Board has determined that the number of Directors shall be fixed at the number of Directors elected in accordance with this Proxy Statement.

      Shareholders are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand as Directors. If elected, each will serve until the next annual meeting of shareholders and until their successors are elected and qualified.

      Each of the Nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors").

      The Board, including all of the Independent Directors, unanimously proposed all of the Nominees for election at Meeting.

NOMINEES AND EXECUTIVE OFFICERS

      The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. For purposes of this Proxy Statement, "Fund Complex" means the Fund and the other five registered investment companies advised by the Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management").

                                                                               NUMBER OF
                                                                            PORTFOLIOS IN
                                                                               THE FUND
                                                                                COMPLEX
       NAME (AGE)                                                              WHICH ARE
    POSITION WITH THE              PRINCIPAL OCCUPATIONS AND                  OVERSEEN BY
      FUND (SINCE)                   OTHER BOARD MEMBERSHIPS                  DIRECTOR**
-----------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

Hilary M. Alger,            Director of Development, Pennsylvania                 27
  CFA (44)                  Ballet since 2004; Associate Director
  Director (2003)           of Development, College of Arts and
                            Sciences and Graduate School,
                            University of Virginia 1999-2003.

INDEPENDENT DIRECTORS

Stephen E. O'Neil (73)      Attorney; Private investor since 1981;                27
  Director (1973)           Director of Brown-Forman Corporation
                            since 1978. Formerly of Counsel to
                            the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (52)  Managing Partner of North Castle                      27
  Director (2000)           Partners, a private equity securities
                            group; Chairman of Equinox,
                            Leiner Health Products, Elizabeth
                            Arden Day Spas, Grand Expeditions
                            of EAS. Formerly Managing
                            Director of AEA Investors, Inc.

Roger P. Cheever (60)       Senior Associate Dean of Development,                 27
  Director (2000)           Harvard University. Formerly Deputy
                            Director of the Harvard College Fund.

Lester L. Colbert,          Private investor since 1988; Chairman                 27
  Jr. (72)                  of the Board, President and Chief
  Director (1974)           Executive Officer of Xidex
                            Corporation 1972-87.

Nathan E. Saint-Amand,      Medical doctor in private practice;                   27
  M.D. (68)                 Member of the Board of the Manhattan
  Director (1986)           Institute since 1988. Formerly
                            Co-Chairman, Special Projects
                            Committee, Memorial Sloan Kettering.
-----------------------------------------------------------------------------------------

* Ms. Alger is an "interested person" (as defined in the 1940 Act) of the Fund by virtue of her pending ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

** Each of the Nominees also is nominated to serve on the Boards of Trustees of the other five registered investment companies advised by Alger Management. If the Nominees are elected to serve on the boards of those funds, each Nominee would oversee all the portfolios in the Fund Complex. At the time of the mailing of this Proxy Statement, there were 27 portfolios in the Fund Complex. Prior to the Meeting, certain of those portfolios will be liquidated and shareholders of certain portfolios are being solicited in separate proxy materials to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all of the proposed liquidations and reorganizations are approved by shareholders, each Nominee will oversee 19 portfolios in the Fund Complex.

      The Fund's executive officers are Messrs. Daniel C. Chung, Frederick A. Blum, Hal Liebes, Michael D. Martins and Barry J. Mullen, and Ms. Lisa A. Moss. Set forth below is the name and certain biographical and other information for Messrs. Chung, Blum, Liebes, Martins and Mullen, and Ms. Moss, as reported by them to the Fund.

      NAME, (AGE),
    POSITION WITH THE                                                          OFFICER
   FUND AND ADDRESS(1)                 PRINCIPAL OCCUPATIONS                   SINCE(2)
-----------------------------------------------------------------------------------------
Daniel C. Chung (44)        President since September 2003 and Chief             2001
  President*                Investment Officer and Director since 2001
                            of Alger Management; President since
                            2003 and Director since 2001 of Alger
                            Associates, Alger Shareholder Services, Inc.
                            ("Services"), Fred Alger International
                            Advisory S.A. ("International") (Director
                            since 2003) and Analysts Resources,
                            Inc. ("ARI").

Frederick A. Blum (52)      Executive Vice President and Treasurer of            1997
  Treasurer                 Fred Alger & Company, Incorporated
                            ("Alger Inc."), Alger Management,
                            Alger Associates, ARI and Services
                            since September 2003 and Senior Vice
                            President prior thereto; Director of
                            Alger SICAV and International.

      NAME, (AGE),
    POSITION WITH THE                                                          OFFICER
   FUND AND ADDRESS(1)                 PRINCIPAL OCCUPATIONS                   SINCE(2)
-----------------------------------------------------------------------------------------
Hal Liebes (42)             Executive Vice President, Chief                      2005
  Secretary                 Operating Officer, Chief Legal Officer
                            and Secretary of Alger Inc. and Alger
                            Management. Formerly, Chief
                            Compliance Officer of AMVESCAP
                            PLC from 2004-2005; U.S. General
                            Counsel (1994-2002) and Global
                            General Counsel (2002-2004) of Credit
                            Suisse Asset Management; Chief
                            Compliance Officer of the Fund
                            Complex from 2005-2006.

Michael D. Martins (41)     Senior Vice President of Alger                       2005
  Assistant Treasurer       Management. Formerly, Vice President,
                            Brown Brothers Harriman & Co. from
                            1997-2004.

Lisa A. Moss (41)           Vice President and Assistant General                 2006
  Assistant Secretary       Counsel of Alger Management since
                            June 2006. Formerly, Director of Merrill
                            Lynch Investment Managers, L.P. from
                            2005-2006; Assistant General Counsel
                            of AIM Management, Inc. from 1995-2005.

Barry J. Mullen (53)        Senior Vice President and Director of                2006
  Chief Compliance          Compliance of Alger Management since
  Officer                   May 2006. Formerly, Director of
                            BlackRock, Inc. from 2005-2006; Vice
                            President of J.P. Morgan Investment
                            Management from 1996-2004.

--------------------------------------------------------------------------------
1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

* Mr. Chung has served as a Director of the Fund since 2001, but is not standing for re-election at the Meeting. He also is serving as a Board member of certain funds in the Fund Complex, but is not standing for re-election by shareholders at special meetings of those funds, which are scheduled to be held in January 2007.

COMPENSATION

      No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Fund did not offer Directors any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Directors of the Fund for the fiscal year ended October 31, 2005. Through September 2006, the Fund paid each Independent Director $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

                                                   TOTAL COMPENSATION FROM
                                AGGREGATE             THE FUND COMPLEX
                               COMPENSATION         (NUMBER OF REGISTERED
       DIRECTOR                FROM THE FUND        INVESTMENT COMPANIES)
---------------------          -------------       -----------------------

Charles F. Baird, Jr.             $ 6,000                $22,500(4)

Roger P. Cheever                  $ 8,000                $30,000(4)

Lester L. Colbert, Jr.            $ 8,000                $38,000(5)

Stephen E. O'Neil                 $14,000                $65,000(6)

Nathan E. Saint-Amand             $ 8,000                $44,000(6)

      None of the Independent Directors and none of their immediate family members owns any securities issued by Alger Inc. or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

EQUITY SECURITIES OWNED BY THE NOMINEES

      The following table sets forth the amount of equity securities owned by each Director in the Fund and in the portfolios in the Fund Complex overseen by that Director, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

                                                      AGGREGATE EQUITY
                                                       SECURITIES OF
                             EQUITY SECURITIES            FUNDS IN
       DIRECTOR                 OF THE FUND           THE FUND COMPLEX
---------------------        -----------------        ----------------
INTERESTED DIRECTOR
Hilary M. Alger                      A                        E

INDEPENDENT DIRECTORS
Charles F. Baird, Jr.                A                        A
Roger P. Cheever                     A                        D
Lester L. Colbert, Jr.               C                        D
Stephen E. O'Neil                    A                        A
Nathan E. Saint-Amand                A                        E

ATTENDANCE OF DIRECTORS AT ANNUAL MEETING; BOARD MEETINGS

      The Fund does not have a policy regarding attendance by Directors at annual shareholder meetings. No Directors attended the 2005 Annual Meeting.

      During the Fund's fiscal year ended October 31, 2005, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities  Exchange Act of 1934 (the "1934 Act") and
Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and Directors of Alger Management, affiliated persons of Alger Management, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the Securities and Exchange Commission (the "SEC") and the Fund.

      Based solely upon its review of the copies of such forms received by it, the Fund believes that, for the fiscal year ended October 31, 2005, all filing requirements applicable to such persons were complied with.

STANDING COMMITTEES OF THE BOARD

      AUDIT COMMITTEE. The Board has a standing Audit Committee comprised of Messrs. Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand, each of whom is not an "interested person," within the meaning of the 1940 Act, and also is "independent" as defined in Section 121A of the Listing Requirements of the American Stock Exchange. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Board, including the Independent Directors, for its ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and certain permissible non-audit services provided to the Fund and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Fund's independent auditors and the Board. During the Fund's fiscal year ended October 31, 2005, the Audit Committee met three times. A copy of the Audit Committee Charter is included in Appendix A.

      NOMINATING COMMITTEE. At a meeting of the Board on September 12, 2006, the Board authorized the establishment of a Nominating Committee comprised of all Independent Directors. The Nominating Committee convened its initial meeting on September 12, 2006.

      The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Directors and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected). A copy of the Nominating Committee Charter is included in Appendix B.

      In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to fund shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Directors, including any term limits, limits on the number of boards on which a Director may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The

Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

CERTAIN LEGAL PROCEEDINGS

      Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix C. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from
Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

SHAREHOLDER APPROVAL

      The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Directors, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

           PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

      Shareholders are being asked to vote on a new investment advisory agreement between the Fund and Alger Management, the Fund's investment adviser. A pending transfer of indirect ownership control of Alger Management, as described below, will, upon consummation, result in an "assignment" (as defined in the 1940 Act) of the Fund's existing investment advisory agreement with Alger Management. As a result, the Board of Directors has determined to seek shareholder approval of a new investment advisory agreement with Alger Management.

BACKGROUND INFORMATION

      Alger Management has provided investment advisory services to the Fund since February 1974 under the supervision of the Fund's Board of Directors and has been responsible for the overall administration of the Fund, including the management of the Fund's assets according to its investment objective and the placing of orders with broker-dealers to purchase and sell securities on behalf of the Fund. The Fund has historically operated under separate investment advisory and administrative agreements.

      The Fund's advisory agreement with Alger Management was last approved on December 5, 1975 by the shareholders of the Fund pursuant to which the Fund paid Alger Management an advisory fee of 0.75% of the Fund's average daily net assets. During the Fund's fiscal year ended October 31, 2005, the Fund paid Alger Management $451,521 for providing advisory services to the Fund.

      Alger Management also had provided certain administrative services to the Fund pursuant to a bookkeeping services agreement (the "Bookkeeping Agreement"), pursuant to which the Fund paid Alger Management an annual fee of $18,000 for such services. Under the Bookkeeping Agreement, Alger Management provided the Fund with various services, including, but not limited to the following: computation of Fund net asset value and pricing of certain portfolio securities; furnishing of clerical, accounting and bookkeeping services; and maintenance of Fund financial accounts and records. The Fund's advisory agreement also states that Alger Management would provide certain limited administrative services, in addition to investment advisory services; however, these services have historically been provided under the Bookkeeping Agreement.

      Pursuant to the approval of the Fund's Board of Directors, at a meeting held on September 12, 2006, the administrative services provided by Alger
Management to the Fund were consolidated into a single new administration agreement (the "Administration Agreement"), which replaced the Bookkeeping Agreement. Under the Administration Agreement, Alger Management provides the Fund with various administrative services, including, but not limited to, the following: maintenance of office facilities; furnishing of clerical, accounting and bookkeeping services; computation of Fund net asset value, net income and realized capital gains and losses; preparation of semi-annual reports to shareholders and to the SEC; preparation of federal and state tax returns and filings with state securities commissions; and maintenance of Fund financial accounts and records. The fee payable by the Fund under the Administration Agreement is identical to the fee that the Fund was paying under the Bookkeeping Agreement; however, Alger Management is providing additional services to the Fund under the Administration Agreement.

      Additionally, the Fund's Board of Directors approved amended and restated an investment advisory agreement (the "Current Investment Advisory

Agreement"), which reflected the consolidation of all the administrative services and removed reference to the limited administrative services. The advisory fee payable by the Fund under the Current Investment Advisory Agreement is identical to that payable under the advisory agreement last approved by the Fund's shareholders and did not change as a result of the termination of the Bookkeeping Agreement and adoption of the Administration Agreement.

      FUTURE ASSIGNMENT OF CURRENT INVESTMENT ADVISORY AGREEMENT. At the time of mailing of this Proxy Statement, over 25% of the outstanding voting securities of Alger Associates is indirectly held by Mr. Frederick M. Alger III, the former Chairman of the Board of Alger Management and of the Fund's Board. As of October 2, 2006, Mr. Alger has retired as Chairman of the Board of Alger Management and of the Fund's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra
D. Alger, each of whom will own approximately 33% of the voting rights of Alger Associates. This process is expected to be completed in February 2007.

      Although the consummation of the relinquishment of Mr. Alger's control of Alger Associates has not caused, and is not expected to cause, any diminution in the overall control of Alger Management by Alger Associates, the completion of the process will result in an "assignment" (as that term is defined in the 1940
Act) of the Fund's Current Investment Advisory Agreement with Alger Management, and will therefore cause the Current Investment Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

      As a result of the pending transfer of ownership control of Alger Associates from Mr. Alger to his daughters (and any subsequent transfers among Mr. Alger's daughters), the Board of Directors of the Fund has determined to seek shareholder approval of a new investment advisory agreement (the "New Investment Advisory Agreement" and together with the Current Investment Advisory Agreement, the "Advisory Agreements") which, except as described below, is substantially identical to the Current Investment Advisory Agreement. As discussed below, the Board, including the Independent Directors, has unanimously approved, and has recommended that the Fund's shareholders approve, its New Investment Advisory Agreement.

THE NEW INVESTMENT ADVISORY AGREEMENT

      On September 12, 2006, the Board approved the New Investment Advisory Agreement, under which, subject to approval by the Fund's shareholders, Alger Management will continue to serve as the investment adviser to the Fund. The New Investment Advisory Agreement, if approved by Fund shareholders, will replace the Current Investment Advisory Agreement. THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL IN SUBSTANTIALLY ALL RESPECTS TO THOSE OF THE CURRENT INVESTMENT ADVISORY AGREEMENT, EXCEPT THAT THE NEW

INVESTMENT ADVISORY AGREEMENT HAS A DIFFERENT EFFECTIVE DATE AND TERMINATION DATE, AND PERMITS THE FUND TO AUTHORIZE ALGER MANAGEMENT TO SELECT AFFILIATED BROKERS TO EFFECT PORTFOLIO TRANSACTIONS ON BEHALF OF THE FUND.

      Under the Current Investment Advisory Agreement, the Fund is prohibited from selecting Alger Inc. or any other affiliated broker/dealer to execute portfolio transactions without the prior approval of the Fund's shareholders. Under the New Investment Advisory Agreement, pursuant to the provisions of
Section 11(a) of the 1934 Act, the Fund authorizes Alger Management to select a broker which is affiliated with Alger Management, including Alger Inc. In such case, the Fund consents that the broker may retain any compensation in connection with effecting transactions. The Fund may revoke such consent at any time upon written notice given to Alger Management.

      None of the personnel providing portfolio management services, and none of the other service providers to the Fund, have changed or are expected to change. Under the New Investment Advisory Agreement, Alger Management will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board, and the Fund's investment objective, policies and restrictions. The services of Alger Management to the Fund are not exclusive, and Alger Management is free to render investment advisory services to others.

      Fees paid by the Fund to Alger Management under the New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under the Current Investment Advisory Agreement.

      Alger Management is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters relating to the Advisory Agreements. Alger Management, however, is liable for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under each Advisory Agreement.

      Pursuant to the New Investment Advisory Agreement, Alger Management will pay or reimburse the Fund for all expenses incurred by Alger Management or by the Fund in managing the investment and reinvestment of the assets of the Fund. Pursuant to the New Investment Advisory Agreement, the Fund will pay the other expenses of the Fund, including but not limited to the following: compensation of Independent Directors and expenses incurred in connection with attendance at Board meetings; charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; charges and expenses of bookkeeping and of auditors, transfer agents, dividend disbursing agents, and/or registrars appointed by the Fund; brokerage expenses (I.E., brokerage commissions and fees, dealer mark-ups and mark-downs, and other such expenses incurred in the acquisition or disposition of portfolio securities); all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing shares of the Fund; fees and expenses involved in registering the Fund's shares with the SEC and qualifying its shares under the state or other securities laws, including the preparation and printing of prospectuses for filing with the SEC and other authorities; fees and expenses of any filings required to be made with the National Association of Securities Dealers, Inc.; all expenses of shareholders' and Directors' meetings and of preparing and printing reports to shareholders; all printing and interest expenses; and charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, and registrations and qualifications of securities under federal, state and other laws.

      The Fund's New Investment Advisory Agreement, if approved by shareholders, will continue in effect for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Fund's Board or (2) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

      The Fund's New Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), in each case, on 60 days' prior written notice to Alger Management or by Alger Management upon not less than 60 days' written notice to the Fund. The Fund's New Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

      The description of the New Investment Advisory Agreement in this Proxy Statement is only a summary. The New Investment Advisory Agreement, which you should read in full, is attached hereto as Appendix D.

BOARD CONSIDERATIONS

      At an in-person meeting held on September 12, 2006, the Directors, including the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

      In evaluating the New Investment Advisory Agreement, the Directors drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement,
(ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and certain of its affiliates from their relationship with the Fund and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Directors based on the Callan materials.

      In deciding whether to approve the New Investment Advisory Agreement, the Directors considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

      NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Directors relied on their prior experience as Directors of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under each Advisory Agreement, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Directors reviewed the background and experience of Alger
Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger
Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. The Directors concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Directors considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Directors noted the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund. The Directors also considered data provided by Callan comparing the Fund's advisory fee and expense ratio with those of other convertible securities funds and noted that at June 30, 2006 the advisory fee was three basis points greater than the median fee, while the expense ratio fell well below the median.

      TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES. The Directors assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to the Current Investment Advisory Agreement, except for the time periods covered by the agreements and that the Fund would be permitted to authorize Alger Management to select affiliated brokers to effect portfolio transactions on behalf of the Fund.

      INVESTMENT PERFORMANCE OF THE FUND. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Directors by Alger Management throughout the preceding year, the Directors noted that the Fund's performance had improved substantially since the assumption of responsibility for the Fund by its current portfolio manager. The Fund's performance for 2005 had been excellent. As to the Fund's recent performance, they noted that for the 6-month period ended June 30, 2006, the Fund lagged its benchmark and placed slightly below the median for its peers, but placed extremely high among its peers and beat its benchmark index by a significant margin for the quarter ended June 30, 2006. The Directors acknowledged the ongoing efforts by Alger Management to improve the Fund's performance.

      PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES. The Directors considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Directors reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the 12-month period ended June 30, 2006. The Directors discussed the methodologies used in computing the costs that formed the bases of the profitability calculations with representatives of Alger Management and Callan and then turned to the data provided. They concluded that, while both Alger Management and its affiliate, Alger Shareholder Services, Inc., had profited from their relationships with the Fund, the profit margins in both cases were not unacceptably high.

      ECONOMIES OF SCALE. On the basis of their discussions with management and their analysis of information provided at the meeting, the Directors determined that the nature of the Fund and its operations is such that Alger Management may realize economies of scale in the management of the Fund at some point if it grows in size, but that in light of the comparatively small size of the Fund and the likelihood that the Fund's size will not increase dramatically in the near term, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Directors requested that Alger Management address this topic with the Board at future meetings.

      OTHER BENEFITS TO ALGER MANAGEMENT. The Directors next considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Shareholder Services, Inc. receives a small amount of fees from the Fund under a shareholder services agreement, which they had already considered in connection with their review of the profitability to Alger Management and its affiliates of their relationship with the Fund. As to other benefits received, the Directors decided that none were so significant as to render Alger Management's fees excessive.

      At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

      o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

      o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

      o     The Board was satisfied with the Fund's overall performance.

      o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

      The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT ALGER MANAGEMENT

      Alger Management is a registered investment adviser with its principal offices located at 111 Fifth Avenue, New York, New York 10003. Alger Management is a wholly-owned subsidiary of Alger Inc., which is a wholly-owned subsidiary of Alger Associates, a financial services holding company. Until October 2, 2006, Mr. Frederick M. Alger, III was the principal executive officer of Alger Management and was the Chairman of the Board. Mr. Daniel C. Chung serves as Chairman and Chief Executive Officer of Alger Management, and Mr. Hal Liebes serves as a Director of Alger Management. Mr. Chung also serves as Alger Management's Principal Executive Officer with Mr. Frederick A. Blum serving as Principal Financial Officer. For a list of officers of the Fund who also serve as officers of Alger Management, please refer to Proposal 1 above.

      Alger Associates is a closely-held New York corporation, the stockholders of which primarily consist of Mr. Frederick M. Alger, III, who holds Class A shares through Alger Two, LLC, and his three daughters, Hilary M. Alger, Nicole
D. Alger and Alexandra D. Alger, each of whom hold Class C shares. The principal business address of Alger Management, Alger Inc. and Alger Associates, and the address of each officer and director of Alger Management is 111 Fifth Avenue, New York, New York 10003.

SHAREHOLDER APPROVAL

      To become effective, the Fund's New Investment Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund which means the affirmative vote of lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 12, 2006, the Fund's

Audit Committee selected and recommended and the Fund's Board, including a majority of the Independent Directors, approved the selection of Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. E&Y has served as the Fund's independent registered public accounting firm since December 2, 2002. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

      After reviewing the Fund's audited financial statements for the fiscal year ended October 31, 2005, the Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to shareholders. A copy of the Audit Committee's report for the Fund is attached as Appendix E to this Proxy Statement.

      The following table sets forth the fees paid to E&Y for the fiscal years ended October 31, 2004 and 2005 for professional services rendered for the audit of the Fund's financial statements for those fiscal years and other services.

                                YEAR ENDED               YEAR ENDED
                             OCTOBER 31, 2004         OCTOBER 31, 2005
                             ----------------         ----------------
Audit Fees                        $23,200                  $23,600
Audit-Related Fees                $     0                  $     0
Tax Fees*                         $ 3,300                  $ 3,470
All Other Fees**                  $15,700                  $17,750

----------
* Tax fees for fiscal years 2004 and 2005 included the review of Fund's federal, state and local tax returns.

** Other fees include a debt analysis review and a review of the semi-annual financial statements.

      All services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. Accordingly, all of the services represented in the table were pre-approved by the Audit
Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management that provides ongoing services to the Fund during the fiscal years ended October 31, 2004 and 2005. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2004 and 2005, were $157,449 and (euro)82,300, and $201,831 and
(euro)56,050, respectively.

                             ADDITIONAL INFORMATION

5% SHARE OWNERSHIP

      The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of the Record Date.

                                 NUMBER OF             PERCENTAGE OF
NAME AND ADDRESS               SHARES OWNED          SHARES OUTSTANDING
----------------               ------------          ------------------
Alger Associates                 373,382*                  16.70%
111 Fifth Avenue
New York, New York 10003

----------
* These shares may be deemed to be beneficially owned by Mr. Frederick M. Alger, III by virtue of his control of Alger Associates, pending the transfer of the ownership control of Alger Associates to his daughters in February 2007.

SUBMISSION OF SHAREHOLDER PROPOSALS

      A shareholder proposal intended to be presented at the Fund's 2007 Annual Meeting of Shareholders in accordance with Rule 14a-8 must be received by the Fund at its principal executive offices no later than July 4, 2007, and must comply with all other legal requirements in order to be included in the Fund's Proxy Statement and form of proxy for that meeting. Timely submission of a proposal does not guarantee its inclusion in the proxy statement and form of proxy. A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act must submit written notice of the proposal to the Fund by September 17, 2007. For these purposes the address of the Fund is: Castle Convertible Fund, Inc., 111 Fifth Avenue, New York, New York 10003, Attn: Secretary.

ANNUAL REPORTS

      A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND C/O FRED ALGER MANAGEMENT, INC., 111 FIFTH AVENUE, NEW YORK, NEW YORK 10003 OR BY CALLING 800-992-3863. COPIES OF THE FUND'S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT WWW.SEC.GOV.

      Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SHAREHOLDER COMMUNICATIONS

      Shareholders who want to communicate with the Board or any individual Director should write the Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

      Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

EXPENSE OF PROXY SOLICITATION

      Alger Management will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $27,800. Solicitation may be made by letter or telephone by officers or employees of Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger Management will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, Alger Management has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. CFS may solicit proxies personally and by telephone.

      Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy
Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

      The Fund will advise shareholders of the voting results of the matters voted upon at the Annual Meeting in the 2007 Semi-Annual Report to Shareholders. The Fund may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

FISCAL YEAR

      The fiscal year end of the Fund is October 31.

GENERAL

      Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

      A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

      Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of the Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

      PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING EACH ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING PRE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

                                               Hal Liebes
                                               Secretary

November 15, 2006

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

                       APPENDIX A: AUDIT COMMITTEE CHARTER

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively, the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE

      The primary purposes of the Committee are to:

      o     assist the Board in the oversight of

            1.    the integrity of the Fund's financial statements

            2.    the independent auditor's qualifications and independence

            3.    the performance of the Fund's independent auditors

            4. the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting

      o prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

      o oversee the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

      o determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

      o pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described below) by such independent auditors; and

      o act as a liaison between the Fund's independent auditors and the Board.

      The Fund's independent auditors shall report directly to the Committee.

      The primary function of the Committee is oversight.

      The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and
(iii)
the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

      The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

COMPOSITION AND QUALIFICATIONS

      The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. Each member of the Committee must also meet the American Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the

"Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

      The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      With  respect  to  any  subsequent  changes  to  the  composition  of  the
Committee,   and  otherwise  approximately  once  each  year,  the  Board  shall determine:

      o     that each member of the Audit Committee is "independent" pursuant to
            the  American  Stock  Exchange  ("AMEX")  governance   standards  or
            applicable law.

      o that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

      o that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

      o     the adequacy of the Charter.

DUTIES AND POWERS

      To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

      (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

      (b) to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

      (c) to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers);

      (d) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditors' comments communicated to the Committee with respect to the Fund's financial

----------
1. The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may establish pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegates(s)) prior to the completion of the audit.

policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

      (e) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

      (f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

      (g) to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

      (h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

      (i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

      (j) to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

      (k) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as FAM and any Covered Services Provider;

      (l)  to  review  and  evaluate   the   qualifications,   performance   and
independence of the lead audit partner of the independent auditors on the Fund's engagement;

      (m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

      (n) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

      (o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

      (p) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

      The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee
(a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund,
(b) for payment of  compensation  to any advisors  employed by the Committee and
(c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

      The Committee shall evaluate its performance under this Charter annually.

      The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

      This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of Independent Board Members.

      The Principal Executive Officer (the "PEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the PEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

      FOR CLOSED-END FUNDS ONLY. Each Fund whose securities are listed on the AMEX shall provide to the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.
Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
Castle Convertible Fund, Inc.

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

                    APPENDIX B: NOMINATING COMMITTEE CHARTER

      This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

      The purpose of the Nominating Committee is to assure assist the Board is in its selection and evaluation of members to oversee the Funds so that the interests of shareholders in the Funds are well-served.

      In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

      o     the nomination of new independent Directors.

      o     the evaluation of the Board and its committee structure.

      o     the  analyses  of  the   appropriateness  of  establishing   minimum
            shareholding levels for Directors.

MEMBERSHIP

      The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

      The Committee shall appoint its Chairperson by a majority vote of its members.

      There shall be no compensation to any member of the Committee.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

      In nominating candidates, the Committee will search for the those qualified candidates who can bring to the Board the skills, experience, commitment and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. In doing so, it will take into consideration such factors as it deems appropriate. These factors may include demonstrated business judgment, skill sets relevant to oversight of portfolio management and operational functions , financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would add to the Board's diversity of outlook and expertise. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

      The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the each Fund, c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

ADDITIONAL RIGHTS AND RESPONSIBILITIES

      The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and normal retirement age.

      The Committee shall have the authority to retain and terminate any a search firm to be used to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

      The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

      The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

      The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

      The Committee shall meet at least once a year.

      The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

      The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

      The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
Castle Convertible Fund, Inc.

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

                          APPENDIX C: LEGAL PROCEEDINGS

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On October 24, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the SEC, and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")-were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia

Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and
(iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

      In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

                  APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT

                          CASTLE CONVERTIBLE FUND, INC.

      AGREEMENT made this       day of            , 2006   by and between CASTLE
CONVERTIBLE FUND, INC., a Delaware corporation (hereinafter sometimes called the "Fund") and FRED ALGER MANAGEMENT, INC., a Delaware corporation (hereinafter sometimes called "Alger Management").

                                   WITNESSETH:

      WHEREAS, the Fund and Alger Management wish to enter into an agreement setting forth the terms of which Alger Management will perform certain services for the Fund;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and Alger Management agree as follows:

      (a) The Fund hereby employs Alger Management to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms in this Agreement set forth. Alger Management hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. Alger Management shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Alger Management assumes and shall pay or reimburse the Fund for all expenses incurred by Alger Management or by the Fund in managing the investment and reinvestment of the assets of the Fund. The Fund assumes and shall pay other expenses of the Fund, including without limitation: (1) compensation of unaffiliated directors; (2) expenses incurred in connection with attendance at Board meetings; (3) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (4) the charges and expenses of bookkeeping and of auditors; (5) the charges and expenses of any transfer agents, dividend disbursing agents, and/or registrars appointed by the Fund; (6) brokerage expenses, i.e., brokerage commissions and fees, dealer mark-ups and mark-downs, and other such expenses incurred in the acquisition or disposition of portfolio securities; (7) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies (8) the cost of stock certificates representing shares of the Fund; (9) fees and expenses involved in registering the Fund's shares with the Securities and Exchange Commission and qualifying its shares under the state or other securities laws, including the preparation and printing of prospectuses for filing with said Commission and other authorities; (10) fees and expenses of any filings required to be made with the National Association of Securities Dealers, Inc., (11) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders; (12) all printing expenses; (13) all interest expenses; and (14) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state other laws, issues of securities and expenses which the Fund has herein assumed.

      The services of Alger Management to the Fund hereunder are not to be deemed exclusive, and Alger Management shall be free to render similar services to others so long as its services hereunder be not impaired thereby.

      Alger Management agrees that it will reimburse the Fund for any expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) which during any fiscal year are in excess of the sum of (i) 1-1/2% of the first $30 million of the average of the weekly aggregate net assets of the Fund, and (ii) 1% of the average of the weekly aggregate net assets of the Fund in excess of $30 million, during the fiscal year. If during the course of a fiscal year the annualized rate of expenses of the Fund exceeds the limits stated above, an appropriate charge shall be made to Alger Management, subject to final adjustment at year end. In the event this Agreement is terminated at other than the end of a fiscal year, Alger Management shall pay the Fund the amount by which the expenses incurred by the Fund prior to the termination date exceeds the sum of (x) 3/24 of 1% of the first $30 million of the average of the weekly aggregate net assets (taken from the beginning of the fiscal year in which the termination occurs and ending as of the last calendar week prior to such termination) multiplied by the number of full months and fractions thereof of the fiscal year during which the Agreement remained in effect, and (y) 1/12 of 1% of such average of the weekly aggregate net assts in excess of $30 million multiplied by the number of full months and fractions thereof of the fiscal year during which the Agreement remained in effect, subject to adjustment at the end of the fiscal year in which termination occurs so that Alger Management is required to reimburse the Fund for no more than the total reimbursement which would have been made had the Agreement remained in effect for the full fiscal year multiplied by a fraction equal to the number of full months and fractions thereof during which the Agreement remained in effect divided by twelve.

      (c) As compensation for its services, Alger Management will be paid by the Fund a fee, payable monthly from the date hereof, computed at the rate of 3/4 of 1% per annum of the average of the weekly aggregate net assets of the Fund as of the close of business of the New York Stock Exchange on the last business day of each business week ending within the applicable period. The weekly aggregate net assets for each week shall be computed by subtracting the value of the Fund's liabilities from the value of its assets, such value to be computed as of the close of business on the last business day in such week.

      (d) Subject to and in accordance with the Certificate of Incorporation and By-Laws of the Fund and of Alger Management, it is understood that directors, officers, agents and stockholder of Alger Management are or may be interested in the Fund as directors, officers, stockholders or otherwise, that Alger
Management (or any such successor) is or may be interested in the Fund as stockholder or otherwise, and that the effect of any such interests shall be governed by law and by the provisions, if any, of said Certificate of Incorporation, or By-Laws.

      (e) Alger Management shall notify, or shall cause each of its directors and officers to notify, the Treasurer of the Fund of the names of all issuers in which any such officer or director owns as much as one-half of one percent (1/2 of 1%) of the outstanding shares or securities.

      (f) This Agreement shall become effective as of the date first set forth above. The initial term of this Agreement shall end on September 30, 2008. Thereafter, this Agreement shall continue for successive twelve (12) month periods, provided such continuance is specifically approved at least annually
(i) by a vote of the majority of the Board of Directors of the Fund who are not parties to his Agreement or interested persons of the Fund or Alger Management Adviser, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Directors or a majority of the outstanding voting securities of the Fund.

      This Agreement, may without the payment of any penalty, be terminated at any time either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser. This Agreement may be terminated by the Adviser only sixty days' written notice to the Fund and shall immediately terminate in the event its assignment.

      (g) In consideration of Alger Management's entering into this Agreement, the Fund agrees that Alger Management, subject to the overall control and supervision of the Board of Directors of the Fund, and subject to the primary obligation of the Fund and Alger Management to obtain the best price and the best execution of all orders, may select in its discretion the brokers or dealers, if any, that shall execute portfolio transactions for the Fund and the brokers or dealers that shall receive or share directly or indirectly in any commission or similar fees. Pursuant to the provisions of Section 11(a) of the Securities Exchange Act of 1934, the Fund authorizes Alger Management to select a broker which is affiliated with Alger Management. In such case, the Fund consents that the broker may retain any compensation in connection with effecting transactions.

The Fund may revoke such consent at any time upon written notice given to Alger Management.

      (h) Alger Management shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or retention of any security on the recommendation of Alger Management; but nothing herein contained shall be construed to protect Alger Management against any liability to the Fund by reason of willful malfeasance, bad faith, or gross negligence in the performance of Alger Management's duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (i) As used in this Agreement, the terms "majority of the outstanding voting securities of the Fund", "interested persons" and "assignment" shall have the meaning provided therefor in the Investment Company Act of 1940, as from time to time amended.

      (j) IN WITNESS WHREEOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    CASTLE CONVERTIBLE FUND, INC.

                                    By:_______________________________


                                    FRED ALGER MANAGEMENT, INC.

                                    By:_______________________________

                    APPENDIX E: REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors of the Fund oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. The Committee operates pursuant to an Audit Committee Charter which was last revised and approved by the Board of Directors on September 12, 2006, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, the primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and fiancial reporting.

      In the performance of its oversight function, the Committee has considered and discussed the October 31, 2005 audited financial statements of the Fund with management and with Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the STATEMENT ON AUDITING STANDARDS NO. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed  with  E&Y,  who  is  responsible  for  expressing  an  opinion  on the conformity  of  those  audited  financial  statements  with  generally  accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by INDEPENDENCE STANDARDS BOARD STANDARD NO. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

      The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 and filed with the Securities and Exchange Commission.

      Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y.

Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, "independent."

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O'Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

September 12, 2006

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

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                            YOUR PROXY VOTE IS IMPORTANT!

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                                            IT'S EASY! JUST FOLLOW THESE SIMPLE
                                            STEPS:

                                            1. READ YOUR PROXY STATEMENT AND
                                            HAVE IT AT HAND.

                                            2. CALL TOLL-FREE 1-866-241-6192 OR
                                            GO TO WEBSITE:
                                            HTTPS://VOTE.PROXY-DIRECT.COM

                                            3. FOLLOW THE RECORDED OR ON-SCREEN
                                            DIRECTIONS.

                                            4. DO NOT MAIL YOUR PROXY CARD WHEN
                                            YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY CARD                 CASTLE CONVERTIBLE FUND, INC.              PROXY CARD
               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 21, 2006
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints Daniel C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 27, 2006, at the Annual Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time), December 21, 2006, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            -----------------------------     ------------------

                            -----------------------------     ------------------

                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Date                Social Security or Tax ID Number
                                                                       CCF_17011

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                  Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: |_|

--------------------------------------------------------------------------
|_| To vote FOR ALL Proposals mark this box. No other vote is necessary.
--------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS.                             FOR   WITHHOLD  FOR ALL
                                                         ALL     ALL      EXCEPT

      01.  Hilary M. Alger                               |_|     |_|       |_|
      02.  Charles F. Baird, Jr.
      03.  Roger P. Cheever
      04.  Lester L. Colbert, Jr.
      05.  Stephen E. O'Neil
      06.  Nathan E. Saint-Amand

            INSTRUCTIONS: To withhold authority to vote for any individual, mark the box "FOR ALL
            EXCEPT" and write the nominee's number on the line provided below.

            ___________________________________________   FOR   AGAINST  ABSTAIN

2.    TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.     |_|     |_|       |_|

3.    PROPOSAL  TO  CONSIDER  AND ACT UPON  SUCH  OTHER
      MATTERS AS MAY  PROPERLY  COME BEFORE THE MEETING
      OR ANY ADJOURNMENT THEREOF.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
                                    CCF_17011